SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant		[X]
Filed by a party other than the Registrant		[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

COMMUNITY BANCORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

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April 9, 2005

Dear Fellow Shareholders:

      You are cordially invited to the Annual Meeting of the Shareholders of Community Bancorp., which will be held at 5:30 p.m. at the Elks Club, Derby, Vermont, on Tuesday, May 10, 2005. As in prior years, a dinner will be served following the meeting.

      I have enclosed our proxy materials and our Annual Report for 2004 for your review. I encourage you to sign, date and return your proxy card promptly so that your shares will be represented and can be voted at the meeting whether or not you are present in person. You may withdraw your proxy and vote in person at the meeting if you choose to do so.

As always, thank you for your continued support of Community Bancorp. I look forward to seeing you at the annual meeting.

Sincerely,

COMMUNITY BANCORP.

/s/ Richard C. White

Richard C. White
Chairman & CEO

RCW/cb
Enclosures

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Derby Road Route 5 Derby, Vermont 05829

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2005

The annual meeting of shareholders of Community Bancorp. will be held at the Elks Club, Derby, Vermont, on Tuesday, May 10, 2005, at 5:30 p.m., for the following purposes:

1.	To elect three directors to serve until the annual meeting of Shareholders in 2008;

2.	To ratify the selection of the independent public accounting firm of Berry, Dunn, McNeil & Parker as the Company's external auditor for the fiscal year ending December 31, 2005; and

3.	To transact such other business as may properly be brought before the meeting.

The close of business on March 8, 2005, has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the annual meeting.

By Order of the Board of Directors,

/s/ Chris Bumps

CHRIS BUMPS
Corporate Secretary

Derby, Vermont
April 9, 2005

      YOUR PROXY IS ENCLOSED. PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. IT IS IMPORTANT THAT YOU RETURN YOUR COMPLETED PROXY PROMPTLY.

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INDEX

PROXY STATEMENT	1
ANNUAL MEETING OF SHAREHOLDERS	1
GENERAL VOTING INFORMATION	1
Who is entitled to vote at the annual meeting?	1
How many votes do I have?	1
How do I vote?	1
How do I vote if my shares are held in the name of a broker or bank?	1
Can I change my vote after submitting the proxy card?	2
How many shares are entitled to vote at the meeting?	2
What constitutes a quorum and how are votes counted for that purpose?	2
What are "broker non-votes"?	3
What does it mean if I received more than one proxy card?	3
How are proxies being solicited and who pays the expenses?	3
How many votes are required for the election of directors?	3
How many votes are required to ratify the selection of Berry, Dunn, McNeil &
Parker as the Company's independent auditor?	4
How many votes are required to approve any other matter that may
come before the meeting?	4
May shareholders submit nominations for election as directors or for
consideration of other matters?	4
SHARE OWNERSHIP INFORMATION	5
Section 16(a) Beneficial Ownership Reporting Compliance	5
ARTICLE 1	6
ELECTION OF DIRECTORS	6
Directors' Fees and Other Compensation	8
Directors' Deferred Compensation Plan	9
Vote Required	9
CORPORATE GOVERNANCE	9
Director Independence	9
Board Committees	10
Board Meeting Attendance	13
Shareholder Communications with the Board	13
Attendance at Annual Shareholders Meeting	13
Compensation Committee Interlocks and Insider Participation	13
Transactions with Management	13
AUDIT COMMITTEE REPORT	14
COMPENSATION COMMITTEE REPORT	15
STOCK PERFORMANCE GRAPH	18

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EXECUTIVE OFFICERS	19
EXECUTIVE COMPENSATION	19
Summary Compensation Table	20
Annual Compensation	20
Retirement Savings Plan	21
Officer Incentive Plan	22
Non-Qualified Supplemental Retirement Plan	23
ARTICLE 2	24
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	24
Pre-Approval Required for Services of Independent Auditors	24
Fees Paid to Independent Auditors	25
Vote Required	25
ANNUAL REPORT	25
SHAREHOLDER NOMINATIONS AND PROPOSALS	26
Shareholder Nominations	26
Shareholder Proposals	26
Use of Discretionary Authority in Connection with Shareholder
Nominations and Proposals	27
Inclusion of Shareholder Proposals in Company Proxy Materials	27
OTHER MATTERS	27


COMMUNITY BANCORP. Derby Road Route 5 Derby, Vermont 05829

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS May 10, 2005

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancorp. (the "Company") for use at the annual meeting of shareholders and any adjournments of that meeting. The annual meeting will be held on Tuesday, May 10, 2005, at 5:30 p.m. at the Elks Club in Derby, Vermont. The proxy statement and related proxy card are first being sent to shareholders on or about April 9, 2005.

GENERAL VOTING INFORMATION

Who is entitled to vote at the annual meeting?

Only shareholders of record on the record date for the meeting are entitled to vote. The record date is the close of business on March 8, 2005.

How many votes do I have?

Each issued and outstanding share of the Company's common stock, $2.50 par value per share, is entitled to one vote on each matter presented for vote at the meeting.

How do I vote?

If you are a shareholder of record (that is, if you own Company common stock in your own name on the stock records maintained by our transfer agent and wholly-owned subsidiary, Community National Bank), you may vote by completing and returning the enclosed proxy card in the postage-paid envelope or by voting in person at the meeting. A written ballot will be distributed at the meeting for those shareholders of record who wish to vote in person.

How do I vote if my shares are held in the name of a broker or bank?

If your shares are held by a broker or bank, you must obtain a proxy from them and follow the voting instructions on that form. This is the case because your broker or bank, not you, is the record holder of

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the shares for purposes of determining who is entitled to vote shares at the meeting and is therefore the party in whose name the shares must be voted.

If you are a participant in the Company stock fund under the Company's Retirement Savings 401(K) Plan, you will receive a proxy card to vote the pro-rated number of shares in which you own an interest indirectly through that fund, together with a postage-paid envelope to return your completed proxy card to Community Financial Services Group, LLC, which performs various administrative and investment advisory functions for the plan, including tabulation of participant proxies. A single proxy card is then submitted to the Company by the plan trustee (the Community National Bank Human Resources Committee) reflecting the aggregate of the votes on all completed proxies submitted by plan participants.

Can I change my vote after submitting the proxy card?

Yes. If you submit your proxy card and later decide that you wish to change or revoke your proxy, you may do so at any time before the proxy is exercised at the annual meeting, by

* giving written notice of revocation to Chris Bumps, Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829
* executing a later-dated proxy card and giving written notice to the Corporate Secretary; or
* voting in person after giving written notice of revocation of your proxy to the Corporate Secretary.

If you need another proxy card to revoke an earlier proxy or if you have any questions, please call the Corporate Secretary at 802-334-7915.

The last vote you submit will supersede all your prior vote(s).

How many shares are entitled to vote at the meeting?

As of the record date for the meeting (March 8, 2005), there were 3,838,977 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the meeting.

What constitutes a quorum and how are votes counted for that purpose?

In order to conduct business at the meeting, a quorum must be present. A majority (more than 50%) of the outstanding shares of the Company's common stock, present in person or represented by proxy, will constitute a quorum at the meeting. "Broker non-votes" (discussed below) and shares represented by proxies or ballots, including those marked "WITHHOLD" on Item 1 (Election of Directors) or

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"ABSTAIN" on Item 2 (Ratification of Selection of Independent Auditors), will be treated as shares present or represented at the meeting for purposes of determining a quorum.

What are "broker non-votes"?

Shares held in "street name" by brokers (meaning shares held in the name of brokers or their nominees but actually owned by the brokers' customers) may only be voted by the broker as the record holder. Generally, a broker may vote shares without seeking voting instructions from the beneficial owner unless the matter to be voted on is considered "nondiscretionary" under ordinary brokerage industry practices. When a broker for any reason submits proxies voting less than all of the shares held of record, the "missing" votes are so-called "broker non-votes."

What does it mean if I received more than one proxy card?

If you received more than one proxy card, your shares are registered in different names (for example, "John Smith" and "J. Smith") or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. If you wish to have all your accounts registered in the same name and address, you should contact the Corporate Secretary at 802-334-7915 for further instructions.

How are proxies being solicited and who pays the expenses?

Proxies are being solicited by mail. They may also be solicited by the Company's directors and officers and by the directors, officers and employees of Community National Bank (the "Bank"). Those individuals may solicit proxies personally or by telephone or electronic communication but they will not receive any additional compensation for any such efforts. In addition, the Company has arranged with brokerage houses, banks and other custodians, nominees and fiduciaries to send to their principals the proxy materials and will reimburse them for out-of-pocket expenses they incur in forwarding the materials.

How many votes are required for the election of directors?

In order to be elected under Item 1 (Election of Directors) a nominee for director must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Broker non-votes, if any, and shares represented by proxies or ballots marked "WITHHOLD" on Item 1 (Election of Directors), with respect to one or more individual nominees or to the entire slate of nominees, will have the same effect on the outcome of the election as a vote against the nominees or slate of nominees, as the case may be.

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Votes on Item 1 will be counted and vote totals announced at the annual meeting by the inspectors of election.

How many votes are required to ratify the selection of Berry, Dunn, McNeil & Parker as the Company's independent auditor?

Approval of selection of the Company's independent auditor would require that more votes are cast in favor than are cast against the proposal. Shares represented by proxies or ballots marked "ABSTAIN" on Item 2 (Ratification of Selection of Independent Auditors) and broker non-votes, if any, are not treated as votes cast and, therefore, would have no effect on the outcome of the vote to ratify the selection of the Company's independent auditors.

Votes on Item 2 will be counted and vote totals announced at the annual meeting by the inspectors of election.

How many votes are required to approve any other matter that may come before the meeting?

The management and directors of the Company do not know of any other matter that may be put to a vote at the meeting. If such a matter does arise, any shares represented by proxies may be voted at the discretion of the attorneys-in-fact named in the proxies, to the extent permitted by law, in accordance with the recommendations of management. Approval of any such other matter would require that more votes be cast for the matter than against. Abstentions from voting and broker non-votes, if any, are not treated as votes cast and therefore, would have no effect on the vote to approve any such other matter.

May shareholders submit nominations for election as directors or for consideration of other matters?

The Company's bylaws include a process shareholders should follow if they wish to submit director nominations or propose other action for vote by the shareholders. The deadline for submissions relating to the 2005 annual meeting was January 4, 2005. The deadline for submissions for the 2006 annual meeting is January 2, 2006. Additional information about this process is contained elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS."

In addition, the Corporate Governance/Nominating Committee of the Board of Directors will consider recommendations made by shareholders for possible nominees for election as directors. Additional information about this process is contained elsewhere in this proxy statement under the caption "CORPORATE GOVERNANCE--Board Committees--Corporate Governance/ Nominating Committee."

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SHARE OWNERSHIP INFORMATION

The following table shows the amount of common stock beneficially owned by all directors (including nominees standing for re-election) and executive officers of the Company as a group.

	Amount & Nature of Beneficial Ownership of Common Stock (1)

	Sole Voting & Investment Power	Shared Voting & Investment Power	Percent of Class

All Directors, Nominees & Executive Officers as a Group (11 in number)	383,283	61,928	11.6%

___________________
(1)

Shareholdings are as of March 8, 2005. Share information for the group includes 76,247 shares held indirectly by three of the members of the group by virtue of their investment in the Community Bancorp. stock fund under the Company's Retirement Savings Plan.

      In addition, as of March 8, 2005, 217,523 shares (5.67% of the Company's issued and outstanding common stock) were held in fiduciary or custodial capacity by the Company's affiliated trust and investment management company, Community Financial Services Group, LLC ("CFSG"), and 261,741 shares, or 6.82% were held by the Human Resources Committee of Community National Bank (the "Committee") in its capacity as trustee of the Company's Retirement Savings (401(k)) Plan for the benefit of plan participants. It is the practice of both CFSG and the Committee not to vote shares of the Company's common stock unless instructions are received from the beneficial owner, or plan participant, as the case may be.

      Except as set forth above, the Company is not aware of any individual, group, corporation or other entity owning beneficially more than 5% of the Company's outstanding common stock. The Company has no other authorized class of stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and to furnish the Company with copies of all such reports. The Company has reviewed the copies of the Section 16 reports filed by the directors and officers, or written representations from them that no Forms 5 were required to be filed for 2004. Based solely on such review, the Company believes that all Section 16 filing requirements applicable to its officers and directors for 2004 were complied with.

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ARTICLE 1

ELECTION OF DIRECTORS

      The Amended and Restated Articles of Association and the By-laws of the Company provide for a Board of no fewer than nine and no more than twenty-five directors, to be divided into three classes, as nearly equal in number as possible, each class serving for a period of three years. The Board of Directors currently consists of 10 members and the Corporate Governance/Nominating Committee of the Board has determined to maintain the number of directors at 10 for the ensuing year. The directors in the class whose terms will expire at the 2005 annual meeting of shareholders are Thomas E. Adams, Jacques R. Couture and Richard C. White and each has been nominated to stand for re-election to a three year term at the annual meeting.

      Unless authority is withheld, proxies solicited hereby will be voted in favor of the three nominees, to hold office until the 2008 annual meeting of shareholders or until their successors are elected and qualify. If for any reason not now known by the Company, any of such nominees should not be able to serve, proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or to fix the number of directors at fewer than ten, as the directors in their discretion may deem advisable.

The following table sets forth certain information concerning each of the nominees and other incumbent directors:

Name and Age	Principal Employment	Director of Community Bancorp. Since (1)	Community Bancorp. Common Stock Beneficially Owned and Percent of Class (2)

Nominees to serve (if elected) until 2008 annual meeting:

Thomas E. Adams	Owner, NPC Realty Co., Inc.	1986	25,158	(3)	.66%
Age 58	Holland, VT

Jacques R. Couture	Dairy Farmer/Maple Producer	1992	6,603	(4)	.17%
Age 54	Westfield, VT

Richard C. White	Chairman, Chief Executive Officer	1983	55,704	(5)	1.45%
Age 59	and Director, Community Bancorp.
	and Community National Bank
	Derby, VT

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Name and Age	Principal Employment	Director of Community Bancorp. Since (1)	Community Bancorp. Common Stock Beneficially Owned and Percent of Class (2)

Incumbent Directors to serve until 2007 annual meeting:

Michael H. Dunn	Book Dealer	1998	71,274	(6)	1.86%
Age 63	Derby, VT

Marcel M. Locke	Former Proprietor (now retired),	1986	10,894	(7)	.28%
Age 64	Parkview Garage, Orleans, VT

Stephen P. Marsh	President, Chief Operating Officer,	1998	49,567	(8)	1.29%
Age 57	Treasurer and Director, Community
	Bancorp.; President, Chief Operating
	Officer and Director, Community
	National Bank
	Derby, VT

Dale R. Wells	President,	1996	11,645.30%
Age 59	Dale Wells Building Contractor, Inc.
	St. Johnsbury, VT

Incumbent Directors to serve until 2006 annual meeting:

Elwood Duckless	Past President (now retired),	1987	134,972	(9)	3.52%
Age 64	Newport Electric Co.
	Newport, VT

Rosemary M. Lalime	Principal Broker and Owner	1985	48,718		1.26%
Age 58	Coldwell Banker All Seasons Realty
	Newport, VT

Anne T. Moore	Principal Real Estate Broker	1993	22,676.59%
Age 61	Taylor Moore Agency Inc.
	Derby, VT
	(insurance and real estate)

(1)

Each nominee and incumbent director is also a director of Community National Bank. The dates indicated in the table reflect only service on the Board of Directors of the Company and not Community National Bank.

(2)	Except as otherwise indicated in the footnotes to the table, the named individuals possess sole voting and investment power over the shares listed. Shareholdings are as of March 8, 2005.
(3)	Includes 10,473 shares held in an IRA for Mr. Adams' benefit.
(4)

Includes (i) 3,942 shares held by Mr. Couture jointly with his wife, as to which voting and investment power is shared; (ii) 66 shares held in a custodial account for Mr. Couture's child; and
(iii) 436 shares held in an IRA for Mr. Couture's benefit. Does not include 443 shares held in an IRA for the benefit of Mr. Couture's spouse, as to which beneficial ownership is disclaimed.

(5)

Includes (i) 46,806 shares indirectly owned by Mr. White by virtue of his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan; (ii) 4,877 shares held in an IRA for Mr. White's benefit; and (iii) 2,369 shares held by Mr. White jointly with his wife, as to which voting and investment power is shared.

(6)	Includes 8,274 shares held by a company of which Mr. Dunn is President and over which he has sole voting power.
(7)	Includes 4,822 shares held by Mr. Locke jointly with his wife, as to which voting and investment power is shared.
(8)

Includes (i) 27,244 shares held by Mr. Marsh jointly with his wife, as to which voting and investment power is shared; and (ii) 21,441 shares indirectly owned by Mr. Marsh by virtue of his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan.

(9)	Includes 23,551 shares held in trust for the benefit of Mrs. Duckless. Mr. Duckless has shared voting and investment power over such shares.

___________________

Directors' Fees and Other Compensation

Directors of the Company who are not salaried employees of the Bank receive an annual retainer of $5,000 for serving on the Board and a fee of $250 per Board meeting and $250 per committee meeting. During 2004, each director of the Company also served as a director of the Bank. Bank directors who are not salaried employees of the Bank receive an annual retainer of $5,000, a fee of $250 per Board meeting and a fee of $250 per committee meeting. Directors of the Company and the Bank are allowed up to five absences from Board and/or committee meetings without forfeiting the per meeting fee for a missed meeting. In addition to the fees for meetings of the Bank's Board of Directors and its committees, each Bank director attends at least seven meetings per year of the Bank's local advisory boards and receives a fee of $250 per meeting, except for Mr. White and Mr. Marsh, who do not receive any fees for such attendance. This fee structure is intended to compensate the Bank's directors for attendance at Board meetings as well as for the time spent by them in activities directly related to their service on the Board for which they receive no additional compensation, including but not limited to attendance at the annual directors' retreat and attendance at educational seminars or programs on pertinent banking or corporate governance topics.

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      Directors who have served on the Board of the Company and/or the Bank for at least five years and who are not salaried employees of the Bank are entitled to receive upon retirement from the Board a lump sum payment of $1,000 for each year of Board service. For this purpose, service rendered as a director of the Company and of the Bank is not compensated separately. The retirement benefits under this arrangement represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the arrangement. To date, $82,000 has been accrued by the Company as a retirement benefit expense under this arrangement, including $8,000 for services rendered in 2004. Benefit amounts accrued under the plan do not earn interest.

From time to time directors perform evaluations of loan collateral for the Bank and are reimbursed for such services at the rate of $25 per hour.

Directors' Deferred Compensation Plan

      Under the terms of the Company's Deferred Compensation Plan for Directors, directors of the Company and/or the Bank may elect to defer current receipt of some or all of their director fees. Deferrals are credited to a cash account which bears interest at the rate in effect for the Bank's three-year certificate of deposit, as adjusted from time to time. Payments are deferred until the participant's retirement, death or disability, or at an earlier or later date elected by the participant and are made in a lump sum or in monthly installments, as selected by the participant. Amounts deferred and accumulated interest represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the Plan. Additional deferrals under the Plan have been temporarily suspended as management evaluates the impact, if any, on the Plan's provisions of the federal American Jobs Creation Act of 2004.

Vote Required

Election of a nominee for director will require a majority of the votes cast in the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 1.

CORPORATE GOVERNANCE

Director Independence

      Except for Messrs. White and Marsh, who are executive officers of the Company, each of the Company's Directors is independent within the meaning of the listing standards of the National Association of Securities Dealers (NASD). An independent director is a person other than an officer or employee of the Company or the Bank or any other individual having a relationship which, in the

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opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of directors. In order to be considered independent under NASD standards, a director of the Company must not (i) have been employed by the Company or the Bank during the past three years; (ii) have accepted, or had a close family member who accepted, any payments from the Company or the Bank in excess of $60,000 during the previous fiscal year, except for payments relating to ordinary loan or deposit relationships with the Bank, compensation for Board service, compensation paid to a close family member who is not an executive officer of the Company or the Bank, certain retirement benefits or non-discretionary compensation, and payments arising solely from investments in the Company's common stock; (iii) have a close family member who during the past three years was an executive officer of the Company or the Bank; (iv) have been a principal, or have a close family member who was a principal, of any organization to which the Company made or from which it received payments, in any of the past three years, that exceeded the greater of $200,000 or 5% of the annual consolidated gross revenues of the other entity; (v) have been an executive officer of any other entity, or had a close family member who was an executive officer of any other entity, where any of the Company's executives serves on that other entity's compensation committee; or (vi) have been, or had a close family member who was, a partner or employee of the Company's independent auditor during 2005 or any of the last three fiscal years.

Board Committees

      During 2002 the Board approved certain changes to the Company's Bylaws, designed to enhance the Company's corporate governance structure. These changes included a new Board committee structure, which the Board implemented during 2003 by appointing two new standing committees, a Compensation Committee and a Corporate Governance/Nominating Committee. The Board also revised the charter of the Board's other standing committee, the Audit Committee, to further respond to the governance and oversight requirements of the Sarbanes-Oxley Act of 2002. Additional information about each of the Company's three standing committees is set forth below. The charters of the three standing committees are available on the Company's website at www.communitybancorpvt.com.

      Compensation Committee. Beginning in 2004, review and recommendations for the compensation and benefits of the Company's executive officers were made by the Company's Compensation Committee. Prior to that time, compensation committee functions were performed solely at the Bank level by the Bank's Human Resources Committee. The responsibilities of the Company's Compensation Committee during 2004 included reviewing and making recommendations to the Board of Directors concerning the compensation of the Company's officers and employees. A report of the Compensation Committee regarding executive compensation is set forth elsewhere in this proxy statement under the caption "COMPENSATION COMMITTEE REPORT."

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The members of the Compensation Committee are Rosemary Lalime (Chair), Thomas Adams, Michael Dunn and Dale Wells. During 2004, the Compensation Committee met two times.

      Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping the corporate governance environment of the Company. As part of its duties, the Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board and committee performance, makes recommendations as to the structure of Board meetings and flow of information to the Board and reviews Board compensation.

      The Committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it has established minimum criteria for Board nominees. The Committee believes it would be desirable for a Board candidate to possess the following characteristics: (a) have experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for- profit organization, or such other professional experience as the Committee deems appropriate; (b) be a shareholder of the Company; (c) be willing and able to devote full interest and attendance to the Board and its committees; (d) bring business to the Company and its affiliate, Community Financial Services Group, including personal, business and investment accounts; (e) help develop business and promote the Company and its subsidiary and affiliate throughout our service area; (f) provide advice and counsel to the Board and senior management; (g) bring a diversity of interests to the Board as evidenced by participation in community, charitable or other similar activities; (h) have the ability to serve at least seven years before reaching the mandatory retirement age; and (i) maintain integrity and confidentiality at all times. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest after initial consideration by the Committee, additional information about her/him will be obtained through inquiries to various sources and, if warranted, interviews.

      All the director nominees named in this proxy statement met the Board's criteria for membership and were recommended by the Corporate Governance/Nominating Committee for election by shareholders at this annual meeting.

      The Committee will consider prospective nominees recommended by shareholders. Any shareholder wishing to recommend a person for consideration as a Board nominee should submit to the Committee the same information that would be required under the Company's By-laws if the shareholder sought to make a nomination from the floor at the annual meeting. The required information is described elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS--Shareholder Nominations." The Committee uses the same criteria for evaluating candidates recommended by shareholders as it does for those proposed by other Board members or management.

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The members of the Corporate Governance/Nominating Committee are Jacques Couture (Chair), Rosemary Lalime, Marcel Locke and Anne Moore. During 2004, the Committee met four times.

      Audit Committee. The Audit Committee oversees the Company's accounting and financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent auditors on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company's independent auditors. It has responsibility for the compensation, termination and oversight of the Company's independent auditors and evaluates the independent auditors' qualifications, performance and independence. The Audit Committee pre-approves all services provided by the independent auditors, including both audit and permitted non-audit services. Those services and fees are described elsewhere in this proxy statement under the caption "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS--Fees Paid to Independent Auditors." Further, the Audit Committee has established so-called "whistleblower procedures" for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

      Under SEC rules, companies must disclose whether at least one member of the Audit Committee qualifies as a "financial expert." As defined by the SEC, the concept of financial expert is heavily focused on individuals who have prepared or audited public company financial statements or have had similar management experience or responsibility or others performing those or comparable functions. Given the Company's rural market area and the limited number of public companies in it, the Board has not deemed it advisable to require that the Audit Committee include a person qualifying as a financial expert under this definition. The Board has considered the business experience, past performance as a Board and/or Audit Committee member and other qualifications of each of the members of the Audit Committee and has concluded that each of them has demonstrated that he is capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Company's financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding audit committee functions. Given the business experience and acumen of each of the members of the Audit Committee, the Board believes that each of such persons, although not a "financial expert" under the SEC definition, is nevertheless qualified to carry out all of the duties and responsibilities of a member of the Company's Audit Committee.

      The members of the Audit Committee are Thomas Adams (Chair), Elwood Duckless, Michael Dunn and Dale Wells. During 2004 the Company's Audit Committee met nine times. A report of the Company's Audit Committee is set forth elsewhere in this proxy statement under the caption "AUDIT COMMITTEE REPORT."


Board Meeting Attendance

      The Company's Board of Directors held four regular meetings and four special meetings during 2004. Each incumbent director attended at least 75% of the aggregate of all such meetings. In addition, all of the Company's directors serve on the Bank's Board of Directors, which meets monthly, and on various Board committees. Each of the directors attended at least 75% of the scheduled Bank Board and committee meetings during 2004.

Shareholder Communications with the Board

      The Board welcomes communications from shareholders on matters relating to the Company's business operations and corporate governance. Shareholders may communicate with the Board, or its committees or individual directors, by writing to the following address: Board of Directors [or Board Committee or name of individual director]-Shareholder Communications; c/o Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829. The Corporate Secretary will forward communications to the Board or appropriate committee or individual director.

Attendance at Annual Shareholders Meeting

All directors are encouraged and expected to attend the annual shareholders meeting. All of the Company's ten directors attended the 2004 annual meeting.

Compensation Committee Interlocks and Insider Participation

The Company is not aware of the existence of any interlocking relationships between the senior management of the Company and that of any other company.

Transactions with Management

      The spouse and son of director Anne Moore are the principal shareholders and executive officers of the Taylor Moore Agency, Inc. (an insurance agency), and Mrs. Moore is an employee of the agency. During 2004, the Company and its subsidiary purchased various insurance coverages through the agency and paid an aggregate of $71,792 in premiums for such coverage. This amount represents gross premiums paid, and not commissions earned by the agency.

      Some of the incumbent directors, nominees and executive officers of the Company, and some of the corporations and firms with which these individuals are associated, are customers of Community National Bank in the ordinary course of business, or have loans outstanding from the Bank, and it is anticipated that they will continue to be customers of and indebted to the Bank in the future. All such loans were made in the ordinary course of business, do not involve more than normal risk of


collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons, although directors were generally allowed the lowest interest rate given to others on comparable loans.

AUDIT COMMITTEE REPORT

      The Audit Committee consists of four Directors, each of whom meets applicable legal standards for independence. The Audit Committee's primary responsibility is to oversee the Company's financial reporting process and to report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.

      Among the responsibilities of the Audit Committee include selecting an accounting firm to be engaged as the Company's independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, discusses and consults with the Company's management, the Company's internal auditor and its independent auditors, regarding the following matters:

*	The plan and budget for, and the independent auditors' report on, the audit of the Company's financial statements;

*	The Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

*	Changes in the Company's auditing practices, principles, controls or methodologies, or in the Company's financial statements.

*	Significant developments in auditing rules;

*	The adequacy of the Company's internal auditing controls, and its accounting, financial and auditing personnel; and

*	The establishment and maintenance of an environment within the Company that promotes and encourages quality financial reporting, sound business risk practices and ethical behavior.

      The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for the year ended 12/31/04. First, the Committee discussed with Berry,


Dunn, McNeil & Parker, the Company's independent accountants for 2004, those matters Berry, Dunn, McNeil & Parker communicated to and discussed with the Committee under Statement on Auditing Standards No. 61 (Communications with Audit Committees), including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Committee discussed with, and received a letter from, Berry, Dunn, McNeil & Parker concerning their independence from the Company and its management as required under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This discussion and disclosure informed the Committee of Berry, Dunn, McNeil & Parker's independence and assisted the Committee in evaluating such independence. The Committee also considered applicable auditor independence standards under the Sarbanes-Oxley Act and related regulations of the Securities and Exchange Commission. Finally, the Committee reviewed and discussed the Company's financial statements with the Company's management.

      Based on the discussions with Berry, Dunn, McNeil & Parker, on the independence discussions, and on the financial statement review, the Audit Committee recommended to the Board that the financial statements be included in the Company's 2004 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

      The Audit Committee has established procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee has also established procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. No such complaints or concerns were received in 2004.

Submitted by the Community Bancorp. Audit Committee

Thomas E. Adams, Chair
Elwood G. Duckless
Michael H. Dunn
Dale R. Wells

COMPENSATION COMMITTEE REPORT

      This was the first year that the Compensation Committee at the holding company level made recommendations for executive compensation to the full Board. This was formerly done at the subsidiary level by the Bank's Human Resources Committee.

      The Compensation Committee reviews and makes recommendations to the full Board of the Bank on all compensation and benefits issues relating to the Chief Executive Officer and other executive officers of the Bank. (No separate compensation is paid to such individuals for their service as


executive officers of the Company.) The recommendations relating to the CEO are formulated at the time of Mr. White's annual performance evaluation, which usually occurs in June. Mr. White makes recommendations to the Committee with respect to the compensation of the other executive officers, which are then acted on by the Committee and recommended to the full Board.

      The Committee and Board believe they have designed a compensation package for the executive officers that will attract and retain competent senior management for the Bank and provide for appropriate rewards for both personal and Bank performance.

      To reach these objectives, the Bank provides for a base salary which is reviewed annually in relation to each individual's performance and a cash bonus as a short term incentive, the amount of which depends upon the Bank's performance. (The Bank's Officer Incentive Plan is described elsewhere in this proxy statement.) The Bank does not currently provide for long term incentives, such as stock options or similar benefits.

      In determining appropriate salary levels, the Committee and the Board review not only various individual and corporate performance indicators, but also annual salaries and short term incentives provided by similar companies to their senior officers. In connection with its 2004 review, the Committee also considered the Watson Wyatt Financial Institutions Compensation Survey ("WW"), and executive compensation survey data from the Bank Administration Institute ("BAI") and from the Maine, New Hampshire and Vermont Bankers Associations' Compensation Survey prepared by Berry, Dunn, McNeil & Parker.

The table below illustrates Mr. White's base salary in 2003 and 2004 in relation to averages for his peers at comparable companies:

Mr. White 2004	$184,000
Mr. White 2003	$175,500

Survey	Average Base Salary (2003 & 2004)
WW	$191,200
BAI--National Data	$183,900
BAI--Community Banks	$190,200
BDMP--Northeast Banks	$195,790
BDMP--Northeast Banks
$300MM to $399MM	$176,570

      In Mr. White's case, the Board's annual review process includes consideration of his self-evaluation covering certain key elements of his written job description, including strategic planning, establishment and overall implementation of operating policies, management of shareholder and community relations and regulatory matters. The Board also undertakes its own evaluation of Mr.


White, reviewing various matters, including leadership, planning and organization abilities, creativity and problem solving, CRA (community reinvestment) and compliance.

Mr. White's strong performance in each of these areas resulted in the adjustment (effective July 1, 2004) of his annual base salary rate from $175,500 to $184,000, representing a 4.84% increase.

      In November of 2004, the Committee employed the services of the compensation consulting firm of Thomas Warren & Associates, Inc. ("Thomas Warren") to conduct an analysis of its executive compensation program and to recommend competitive salary ranges for those officers directly to the Committee. Thomas Warren recommended salary ranges for the three executive officers, including a range for the CEO of $168,434 to $286,338, with a mid-point of $227,386.

      Resources used by Thomas Warren included salary surveys conducted by America's Community Bankers, Clark Consulting, and SNL Financial Survey. In addition, actual salaries and salary ranges from fourteen New England banks with assets from $200 million to $500 million were considered. The Committee did not take any action during 2004 on the basis of this information but expects to take it into consideration in its executive compensation decisions for 2005.

Submitted by the Community Bancorp. Compensation Committee

Rosemary M. Lalime, Chair
Thomas E. Adams
Michael H. Dunn
Dale R. Wells

      Pursuant to the rules and regulations of the Securities and Exchange Commission, neither the foregoing Audit Committee Report, the foregoing Compensation Committee report nor the material set forth below under the caption "STOCK PERFORMANCE GRAPH" shall be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934, nor shall either of such Reports or such other material be deemed to be incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended.


STOCK PERFORMANCE GRAPH*

      The following graph compares the cumulative total shareholder return (stock price appreciation plus reinvested dividends) on the Company's common stock with the cumulative total return of the NASDAQ Composite Index and the NASDAQ Bank Stock Index for the five years ended December 31, 2004. Both indices are unmanaged indices maintained by NASDAQ.

*

Compares cumulative total shareholder return (stock price appreciation plus reinvested dividends) on the Company's common stock with the cumulative total return of the NASDAQ Composite Index and NASDAQ Bank Stock Index for the five years ended December 31, 2004, assuming an initial investment of $100 at the end of 1999 and reinvestment of dividends during the periods indicated. Stock price information for the Company's common stock used in the comparison is based on information reported in the OTC Bulletin Board® maintained by NASDAQ and has not been retroactively adjusted to reflect the effect of a 5% stock dividend declared in 2002, which the Company deems immaterial.


EXECUTIVE OFFICERS

The following table sets forth certain information regarding the executive officers of the Company.

Position(s) with the Company and Subsidiaries
Name and Age	and Occupation for the Past Five Years

Richard C. White, 59	Chief Executive Officer and Chairman and Director, Community Bancorp. and Community National Bank

Stephen P. Marsh, 57	President, Chief Operating Officer, Treasurer and Director, Community Bancorp.; and President, Chief Operating Officer and Director, Community National Bank

Alan A. Wing, 60	Vice President, Community Bancorp.; and Executive Vice President, Community National Bank

EXECUTIVE COMPENSATION

      The executive officers of the Company did not receive any compensation for services rendered to the Company in 2004 and prior years, but did receive compensation for services rendered in their capacities as executive officers of the Bank.

      The following table shows annual compensation for services rendered in all capacities to the Company and its subsidiary during each of the preceding three years paid to each executive officer of the Company whose total salary and bonus in 2004 exceeded $100,000.


Summary Compensation Table
Annual Compensation

Name and
Principal				All Other
Position	Year	Salary (1)	Bonus (2)	Compensation (3)

Richard C. White,	2004	$182,667	$59,235	$59,949
Chairman, CEO & Director of the	2003	181,958	53,256	62,465
Company and the Bank	2002	158,623	31,279	56,356

Stephen P. Marsh,	2004	126,322	37,179	48,152
President, Treasurer & Director of the	2003	117,614	33,285	44,274
Company, President, COO & Director	2002	103,195	19,550	38,029
of the Bank

Alan A. Wing,	2004	104,270	29,617	45,856
Vice President of the Company;	2003	98,616	26,628	42,710
Executive Vice President of the Bank	2002	89,924	15,640	34,875

___________________
(1)

Includes voluntary salary deferrals pursuant to the Company's Retirement Savings (401(k)) Plan, as follows: (i) for Mr. White, 2004, $11,966; 2003, $11,442; and 2002, $9,376; (ii) for Mr. Marsh, 2004, $8,087; 2003, $7,470; and 2002, $6,065; and (iii) for Mr. Wing, 2004, $6,589; 2003, $6,201; and 2002, $5,219.

(2)

All bonuses were paid under the Bank's Officer Incentive Plan (described below) in the year indicated, for services rendered in the prior year. Bonuses for services rendered in 2004 will be calculated and paid in the second quarter of 2005.

(3)

Includes the following for Mr. White: (i) discretionary profit-sharing contributions made by the Company for Mr. White's account under the Company's Retirement Savings Plan, described below, as follows: 2004, $23,909; 2003, $23,557; and 2002, $25,935; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2004, $5,125; 2003, $5,000; and 2002, $4,688; and (iii) benefit accruals under the Company's non-qualified Supplemental Retirement Plan for executive officers ("SERP"), as follows: 2004, $30,915; 2003, $23,907; and 2002, $25,733. Includes the following for Mr. Marsh: (i) discretionary profit-sharing contributions made by the Company for Mr. Marsh's account under the Company's Retirement Savings Plan, as follows: 2004, $28,744; 2003, $27,318; and 2002, $21,589; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2004, $4,044; 2003, $3,735; and 2002, $3,033; and (iii) benefit accruals under the SERP, as follows: 2004, $15,364; 2003, $13,221; and 2002, $13,407. Includes the following for Mr. Wing: (i) discretionary profit-sharing contributions made by the Company for Mr. Wing's account under the Company's Retirement Savings Plan, as follows: 2004, $23,588; 2003, $22,009; and 2002, $18,562; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2004, $3,295; 2003, $3,101; and 2002, $2,610; and (iii) benefit accruals under the SERP, as follows: 2004, $18,973; 2003, $17,600; and 2002, $13,703.


      Except for the use of vehicles owned by the Bank by certain officers, no director or executive officer received any special personal benefits during 2004. In policy and practice, the Bank does not provide special personal benefits to directors or officers.

Retirement Savings Plan

      Employees who are age 21 or over and who have completed at least one year of service (as defined in the plan) are eligible to participate in the Community Bancorp. and Designated Subsidiaries' Retirement Savings Plan (the "Plan"). The Plan contains features of a so-called 401(k) plan which permit participants to make voluntary compensation deferrals on a tax-deferred basis. For 2005 the Plan limits the maximum annual deferral per participant to the lesser of 100% of compensation or $14,000 ($18,000 for participants age 50 and older, who are entitled to make "catch up contributions"). This maximum is adjusted annually for inflation by the Internal Revenue Service. The Company may make a discretionary matching contribution to the account of participants equal to a percentage of the amount deferred. The matching contribution percentage is established from time to time by the Company in its sole discretion. The matching contribution percentage for 2005 has been set at 50% of the amount deferred for deferrals of up to 5% of compensation. Deferrals in excess of 5% of compensation are not matched by the Company.

      Participants are at all times fully vested in any rollover contributions from other plans and in their own compensation deferrals. Vesting in any matching employer contribution begins after one year of service, with full vesting upon six years of service. Vesting in any discretionary employer contribution begins in the first year of service, with full vesting upon seven years of service. Participants may direct the investment of their Plan account among several funds maintained by the Plan trustee, including a Community Bancorp. stock fund. Distribution of Plan accounts is generally deferred until the participant's death, disability or retirement, except in cases of financial hardship (as defined in the Plan). Benefits are subject to income tax upon distribution and certain early withdrawals may be subject to an additional 10% penalty tax. Distribution of Plan benefits may be in the form of an annuity, a lump sum in cash, or in certain circumstances, common stock of the Company.

      In addition to voluntary compensation deferrals and matching employer contributions, the Company in 2004 made an annual discretionary profit sharing contribution for the account of all participants, including the three executive officers. The amount of the contribution is determined annually based on a calculation of the maximum allowable deductible contribution that the Company is permitted to make on behalf of the executives, but subject to the annual contribution limitations of the Internal Revenue Code. The contributions made to the account of Messrs. White, Marsh and Wing for each of the preceding three years are disclosed in the footnotes to the summary compensation table set forth above.


Officer Incentive Plan

      The Bank maintains an Officer Incentive Plan (the "Plan") for its executive officers and for other officers and exempt employees whose compensation is not commission based. Each executive officer, non-executive officer and qualifying exempt employee having at least one year of service is eligible to participate in the Plan. Under the Plan, two separate incentive pools are established, one for the three executive officers and another for all other officers and participating exempt employees. Prior to 2003, when the Board expanded the class of eligible employees, only Vice Presidents were eligible to participate in the latter incentive pool.

      Executive Officers. The incentive bonus pool for executive officers is determined by the Bank's annual rating issued by IDC Financial Publishing, Inc., an industry-wide recognized ranking service, under the following formula:

Percent of
IDC Rating	After-Tax Earnings

Below Average	0
Average	0.85%
Excellent	2.35%
Superior	3.25%

      The incentive pool determined under the above formula is allocated among the three executive officers based on fixed percentages. Messrs. White, Marsh and Wing were entitled to 41.66%, 33.33% and 25.01%, respectively, of the incentive pool for 2003. Incentive payments made to Messrs. White, Marsh and Wing during the preceding three years are shown in the summary compensation table. The applicable percentages of after-tax earnings and the percentage allocation of the incentive pool among the executive officers are reviewed periodically by the Compensation Committee and the Bank's Board of Directors and may be modified in the Board's discretion.

      Because the amount of the incentive pool for executive officers depends on the Bank's annual rating by IDC Financial Publishing, Inc., which is not issued until the second quarter of the following year, 2004 bonus information for such officers was not yet available as of the date of preparation of this proxy statement.

Other Officers and Exempt Employees. The incentive pool for participating officers (other than executive officers) and exempt employees is determined as follows:

If the Bank attains at least 95% of net income as presented in its budget and has a return on average assets greater than 1%, 1.75% of the Bank's earnings will be placed in a pool and divided into


shares. Each qualifying exempt employee will be allotted shares based on his or her involvement in other incentive plans and on their position in the Bank. Part-time exempt employees will receive 50% of a full-time allotment.

      If the Bank exceeds its budget by more than 5%, an additional pool will be created and 15% of the amount over budget will be placed in this separate pool. This pool will be divided among the same group of officers and exempt employees, allotted based on their position in the Bank. Part-time exempt employees will receive 50% of a full-time allotment.

      Several officers are eligible to receive individual incentive awards based upon the attainment of specific performance goals. These individual incentives are accounted for in the allotment of shares in the incentive pools and are paid in addition to incentive payouts described above.

Distributions under the Plan to officers (other than executive officers) and other exempt employees are ordinarily payable in January for services rendered during the preceding fiscal year.

      Although the Board of Directors presently intends to maintain an incentive plan, it may revise or replace the Plan at any time with a new one. As a matter of policy, the Board views incentive compensation as an important component of management compensation since it appropriately links the performance of the Company and its subsidiary with the compensation of those employees in the best position to contribute significantly to the profitability of the enterprise.

Non-Qualified Supplemental Retirement Plan

      The Board of Directors has adopted a non-qualified supplemental Retirement Plan for Messrs. White, Marsh and Wing, which is intended to provide an annual benefit at retirement approximating 75% of the average annual bonus received by the officer during the years prior to retirement ("Replacement Percentage"). It is estimated that this benefit, combined with the projected benefits under the Company's Retirement Savings Plan, will approximate the benefit that would have been provided to the executive officers under the terminated defined benefit pension plan.

      Under the plan, an annual credit is made to the account of a participant in an amount equal to the level annual deposit that would be required to be made for each year up to the participant's normal retirement date (at attainment of age 65), which, based on certain interest rate and actuarial assumptions, would provide to the participant at retirement a life annuity with an annual estimated benefit amount equal to the Replacement Percentage. Benefits under the plan are payable at retirement at age 65, or upon earlier disability, in accordance with the participant's election, in a lump sum or in substantially equal installments over the participant's projected life expectancy. A participant with at least ten years of service who retires early (before age 65) is entitled to receive his accrued plan benefit on or after attainment of age 55. Each of the three participants has at least ten years of service and would


therefore be entitled to receive such early retirement benefits. If a participant dies before receiving all payments due, the remaining payments will be made to the participant's designated beneficiary. If a participant dies before benefit payments have commenced, the participant's accrued benefit will be paid out to his designated beneficiary over the beneficiary's projected life expectancy.

      Although benefit accruals are held in a special-purpose trust, those funds remain available to satisfy the claims of the Company's creditors. Annual accruals under the plan for the benefit of the three participants are disclosed in the footnotes to the summary compensation table. The total amount accrued to the account of the three active participants as of December 31, 2004 was as follows: Mr. White, $149,340; Mr. Marsh, $77,829; and Mr. Wing, $86,904.

      Management is evaluating the impact, if any, that the recently-enacted federal American Jobs Creation Act of 2004 may have on the plan, including whether plan amendments may be necessary to comply with the Act.

ARTICLE 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board has appointed Berry, Dunn, McNeil & Parker ("BDMP") as the Company's independent auditors to audit Community Bancorp.'s consolidated financial statements for the year ending December 31, 2005. BDMP served as the Company's independent auditors for 2004 and 2003 and also provided certain tax and other audit-related services in each of those years. See "Fees Paid to Independent Auditors" below. Representatives of BDMP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

      Although neither Vermont law nor the Company's By-laws requires the submission of the selection of the Company's independent auditors to the shareholders for approval, the Board of Directors believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board has made any determination as to what action, if any, would be taken if the shareholders do not ratify the appointment of BDMP as the Company's independent auditors for 2005.

Pre-Approval Required for Services of Independent Auditors

      As part of its duties, the Audit Committee is required to pre-approve audit and non audit services performed by the Company's independent auditors, in order to ensure that the provision of such services does not impair the auditors' independence. Under applicable law, certain services may not be performed by the auditors under any circumstances. Consistent with these legal requirements,


the Audit Committee's charter provides that all permitted services must be approved by the Audit Committee in advance. However, the Audit Committee may delegate this authority to a member of the Committee, who is required to inform the entire Committee of any approval taken pursuant to that delegated authority. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors. Each of the services performed by BDMP described under the captions below was preapproved by the Audit Committee.

Fees Paid to Independent Auditors

Audit Fees. The aggregate fees billed for professional services rendered by BDMP for the audit of the Company's annual financial statements included in each of the Company's Forms 10-K and review of financial statements included in each of the Company's Forms 10-Q for the years ended December 31, 2004 and 2003 were $69,260 and $59,200, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements in the years ended December 31, 2004 and 2003 were $11,245 and $10,090, respectively. These services related to the audit of the Company's employee benefit plan, implementation of the Sarbanes-Oxley Act of 2002 and the application of accounting pronouncements.

Tax Fees. The aggregate fees billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning in the years ended December 31, 2004 and 2003 were $11,675 and $17,603, respectively. These services included preparation of federal and state tax returns, preparation of amended federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

All Other Fees. There were no other fees billed for services provided by BDMP, other than the services reported in the paragraphs above, in the years ended December 31, 2004 and 2003.

Vote Required

Ratification of the selection of the Company's independent auditors for the ensuing year will require that more votes be cast "for" than "against" the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 2.


ANNUAL REPORT

The Company's Annual Report to Shareholders for the year ended December 31, 2004, including consolidated financial statements and the report of BDMP thereon, accompanies this proxy statement.

SHAREHOLDER NOMINATIONS AND PROPOSALS

Shareholder Nominations

      A shareholder may make a nomination for director from the floor at the annual meeting, under procedures specified in Section 2.12 of the Company's By-Laws. Advance written notice of proposed nominations must be given to the Company. Such notice must be received by the Company on or before January 2, 2006 in order for a nomination to be made from the floor at the 2006 annual meeting. The notice of nomination should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information for each nomination: (a) the name and address of the shareholder of record who intends to make the nomination, and if acting on behalf of a beneficial owner, the name and address of such beneficial owner; (b) a representation that the nominating shareholder is a shareholder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (c) the name and address of the person to be nominated; (d) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (e) such other information regarding the nominee as would have been required to be included in a proxy statement filed under the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (f) the written consent of the nominee to serve as a director of the Company if elected.

      In addition to the above process for shareholder nominations from the floor, the Compensation Committee will consider recommendations for nominations by the Committee. See "CORPORATE GOVERNANCE--Board Committees--Corporate Governance/Nominating Committee" above.

Shareholder Proposals

      A shareholder may present matters from the floor for action by the shareholders at the annual meeting, under procedures specified in Section 2.12 of the Company's By-Laws. Advance written notice of any matters to be presented must be given to the Company. Such notice must be received by the Company on or before January 2, 2006 in order to be considered from the floor at the 2006 annual meeting. The notice should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information: (a) the name and address of the shareholder who intends to make a proposal, and if acting on behalf of a beneficial


owner, the name and address of such beneficial owner; (b) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the meeting to present his or her proposal; (c) a brief description of the proposal; (d) the reasons for making the proposal; and (e) any direct or indirect interest of the shareholder or any person on whose behalf the shareholder is acting, in making such proposal.

Use of Discretionary Authority in Connection with Shareholder
Nominations and Proposals

      Under the rules and regulations of the Securities and Exchange Commission, the Company will be permitted to use its discretionary authority conferred in the proxy card for the annual meeting to vote on a shareholder proposal or director nominee even if the proposal or nominee has not been discussed in the Company's proxy statement, unless the shareholder-proponent has given timely notice to the Company of his or her intention to present the proposal or nominee for vote at the meeting. Assuming timely notice has been given, the proxies will only be voted on the matter pursuant to the grant of discretionary authority if the Company has described the proposal in the proxy statement and indicated how the persons named as proxies intend to vote on the matter. As described above, in order to be considered timely for consideration from the floor at the 2006 annual meeting, the shareholder-proponent must furnish written notice to the Company of the proposal or nominee no later than January 2, 2006.

Inclusion of Shareholder Proposals in Company Proxy Materials

      If a shareholder seeks to have his or her proposals included in the Company's proxy materials for the 2006 annual meeting, the notification deadline is earlier than noted in the preceding paragraph. In order to be included in the proxy material for the 2006 annual meeting, shareholder proposals must be submitted in writing to the Secretary of the Company not later than December 11, 2005, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. Any such proposal will be omitted from or included in the proxy material at the discretion of the Board of Directors of the Company, subject to such rules and regulations.

Questions about any of the procedures for shareholder nominations or proposals should be directed to the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829.

OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no business that may come before the 2005 annual meeting except as set forth above. If any other matters should properly come before the meeting, it is expected that proxies will be voted on such matters in accordance with the recommendations of management.

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PROXY
COMMUNITY BANCORP.
Proxy for Annual Meeting of Shareholders
May 10, 2005

The undersigned hereby appoints Leonard Lippens and Joseph Queenin, and each of them individually, as his or her lawful agents and proxies with full power of substitution in each, to vote all of the common stock of Community Bancorp. that the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders to be held at the Elks Club, Derby, Vermont, on Tuesday, May 10, 2005 at 5:30 p.m. and at any adjournment thereof.

1.	ELECTION OF THREE DIRECTORS (Class expiring in 2008)
		FOR ALL NOMINEES LISTED BELOW		WITHHOLD AUTHORITY to vote for all
		(except as marked to the contrary)		nominees listed below

To serve until the Annual Meeting in 2008: THOMAS E. ADAMS, JACQUES R. COUTURE and RICHARD C. WHITE.

(INSTRUCTION: To withhold authority to vote for any individual nominee while voting in favor of the others, strike a line through the nominee's name in the list above.)

2.	TO RATIFY THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM OF BERRY, DUNN, MCNEIL & PARKER AS THE COMPANY'S EXTERNAL AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.
	 FOR	 AGAINST		 ABSTAIN

(continued and to be signed on other side)

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In their discretion, the persons named above are authorized to act upon such other business as may properly come before the meeting or any adjournment thereof. If any such business is presented, it is the intention of the proxies to vote the shares represented hereby in accordance with the recommendations of management.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If this Proxy is properly executed but no direction is made, this Proxy will be voted FOR Items 1 and 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

Dated: _____________________________, 2005

________________________________________
Signature(s) of Shareholder(s)

________________________________________
Signature(s) of Shareholder(s)

Please sign exactly as name is printed on this proxy. When signing as attorney, executor, administrator, trustee, guardian, officer, or in any other representative capacity, please so indicate. All joint owners should sign.

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NOT A PROXY
COMMUNITY BANCORP.
ANNUAL MEETING OF SHAREHOLDERS
May 10, 2005
DINNER RESERVATION

Immediately following the Annual Meeting to be held at the Elks Club in Derby, Vermont, on Tuesday, May 10, 2005, at 5:30 p.m., a dinner will be served for all registered shareholders. Please indicate below whether you plan to attend the dinner.

I/We ____ will ____ will not attend the dinner. If stock is held jointly, indicate the number attending the dinner.	 One  Two

If you are voting by proxy, please complete and return this card, along with your fully-executed proxy card, in the enclosed postage paid envelope. You should also complete and return this dinner reservation card in the enclosed postage paid envelope even if you plan to vote your shares in person rather than by proxy.

Dated: _____________________________, 2005

________________________________________
Signature

________________________________________
Signature

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